Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL

The Trust Student Loan Pool as of April 30, 2026

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans (and in the case of additional trust student loans, FFELP loans including consolidation and non-consolidation loans) owned by the Student Loan Marketing Association, SLM ECFC or one of their affiliates by employing several criteria, including requirements that each trust student loan as of the statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):

•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	was originated in the United States, its territories or its possessions in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	provided for periodic payments that will fully amortize the amount financed over its term to maturity, exclusive of any deferral or forbearance periods;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, Navient Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2026, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,284,874 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 3 borrowers have more than one trust student loan.

2003-7

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF
THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$198,490,896
Aggregate Outstanding Principal Balance – Treasury Bill	$30,025,077
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	15.13%
Aggregate Outstanding Principal Balance – 30-day Average SOFR	$168,465,820
Percentage of Aggregate Outstanding Principal Balance – 30-day Average SOFR	84.87%
Number of Borrowers	4,837
Average Outstanding Principal Balance Per Borrower	$41,036
Number of Loans	8,667
Average Outstanding Principal Balance Per Loan – Treasury Bill	$48,040
Average Outstanding Principal Balance Per Loan – 30-day Average SOFR	$20,948
Weighted Average Remaining Term to Scheduled Maturity	191 months
Weighted Average Annual Interest Rate	6.23%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the 30-day Average SOFR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the United States Department of the Treasury.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	1	$29,121	*
3.01% to 3.50%	665	7,466,705	3.8%
3.51% to 4.00%	837	13,782,398	6.9
4.01% to 4.50%	1,618	22,855,612	11.5
4.51% to 5.00%	1,802	31,059,907	15.6
5.01% to 5.50%	419	7,750,626	3.9
5.51% to 6.00%	414	8,228,514	4.1
6.01% to 6.50%	702	15,748,016	7.9
6.51% to 7.00%	613	18,003,585	9.1
7.01% to 7.50%	304	11,114,640	5.6
7.51% to 8.00%	517	21,181,527	10.7
8.01% to 8.50%	597	27,594,747	13.9
Equal to or greater than 8.51%	178	13,675,497	6.9
Total	8,667	$198,490,896	100.0%
*     Represents a percentage greater than 0% but less than 0.05%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	807	$2,029,598	1.0%
$5,000.00-$ 9,999.99	578	4,248,866	2.1
$10,000.00-$14,999.99	516	6,426,711	3.2
$15,000.00-$19,999.99	386	6,705,037	3.4
$20,000.00-$24,999.99	353	7,914,880	4.0
$25,000.00-$29,999.99	280	7,697,496	3.9
$30,000.00-$34,999.99	267	8,664,828	4.4
$35,000.00-$39,999.99	216	8,072,953	4.1
$40,000.00-$44,999.99	148	6,264,576	3.2
$45,000.00-$49,999.99	129	6,088,940	3.1
$50,000.00-$54,999.99	123	6,433,608	3.2
$55,000.00-$59,999.99	120	6,876,049	3.5
$60,000.00-$64,999.99	91	5,689,908	2.9
$65,000.00-$69,999.99	79	5,326,890	2.7
$70,000.00-$74,999.99	73	5,300,138	2.7
$75,000.00-$79,999.99	46	3,548,681	1.8
$80,000.00-$84,999.99	42	3,469,465	1.7
$85,000.00-$89,999.99	38	3,319,685	1.7
$90,000.00-$94,999.99	49	4,531,459	2.3
$95,000.00-$99,999.99	44	4,295,712	2.2
$100,000.00 and above	452	85,585,414	43.1
Total	4,387	$198,490,896	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	8,107	$178,803,950	90.1%
31-60 days	188	6,637,004	3.3
61-90 days	91	3,160,604	1.6
91-120 days	53	1,603,329	0.8
121-150 days	48	1,483,245	0.7
151-180 days	32	1,266,901	0.6
181-210 days	36	1,700,316	0.9
Greater than 210 days	112	3,835,548	1.9
Total	8,667	$198,490,896	100.0%

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	46	$19,258	*
4 to 12	242	297,457	0.1%
13 to 24	840	1,833,510	0.9
25 to 36	526	2,319,549	1.2
37 to 48	439	2,858,163	1.4
49 to 60	383	3,233,979	1.6
61 to 72	373	4,383,387	2.2
73 to 84	1,181	12,822,406	6.5
85 to 96	539	8,142,970	4.1
97 to 108	381	7,210,365	3.6
109 to 120	414	8,220,302	4.1
121 to 132	512	12,992,347	6.5
133 to 144	403	11,793,376	5.9
145 to 156	314	10,881,237	5.5
157 to 168	236	8,074,312	4.1
169 to 180	209	7,015,965	3.5
181 to 192	186	5,878,504	3.0
193 to 204	136	5,659,350	2.9
205 to 216	114	4,566,155	2.3
217 to 228	124	5,749,050	2.9
229 to 240	88	4,321,206	2.2
241 to 252	80	3,422,544	1.7
253 to 264	83	4,056,738	2.0
265 to 276	70	3,448,597	1.7
277 to 288	65	3,389,618	1.7
289 to 300	165	14,238,441	7.2
301 to 312	475	37,947,720	19.1
313 to 324	19	1,532,455	0.8
325 to 336	3	118,498	0.1
337 to 348	4	276,141	0.1
349 to 360	4	766,327	0.4
361 and above	13	1,020,970	0.5
Total	8,667	$198,490,896	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY CURRENT BORROWER PAYMENT STATUS
AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	174	$5,543,964	2.8%
Forbearance	517	20,338,764	10.2
Repayment
First year in repayment	34	4,431,667	2.2
Second year in repayment	37	2,914,659	1.5
Third year in repayment	48	4,055,189	2.0
More than 3 years in repayment	7,857	161,206,653	81.2
Total	8,667	$198,490,896	100.0%

2003-7

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 167.3 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

2003-7

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN
STATUS OF THE TRUST STUDENT LOANS BY
CURRENT BORROWER PAYMENT STATUS AS OF THE
STATISTICAL DISCLOSURE DATE

Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	15.0	-	227.1
Forbearance	-	9.6	215.5
Repayment	-	-	185.7

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $5,543,964 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $3,841,483 or approximately 69.3% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2003-7

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	86	$1,637,533	0.8%
Alaska	6	176,038	0.1
Arizona	293	6,524,348	3.3
Arkansas	50	1,086,031	0.5
California	813	16,694,625	8.4
Colorado	158	3,492,245	1.8
Connecticut	122	2,037,430	1.0
Delaware	20	605,021	0.3
District of Columbia	21	533,970	0.3
Florida	807	28,326,677	14.3
Georgia	311	8,709,782	4.4
Hawaii	31	342,779	0.2
Idaho	38	783,314	0.4
Illinois	296	5,995,545	3.0
Indiana	523	12,559,010	6.3
Iowa	17	311,093	0.2
Kansas	115	2,001,889	1.0
Kentucky	89	2,109,474	1.1
Louisiana	337	6,718,247	3.4
Maine	45	2,043,478	1.0
Maryland	232	6,044,811	3.0
Massachusetts	214	2,871,009	1.4
Michigan	168	3,758,503	1.9
Minnesota	99	2,650,703	1.3
Mississippi	86	1,806,626	0.9
Missouri	156	2,829,466	1.4
Montana	14	242,652	0.1
Nebraska	20	321,000	0.2
Nevada	59	1,197,140	0.6
New Hampshire	67	1,539,122	0.8
New Jersey	215	3,356,973	1.7
New Mexico	25	651,626	0.3
New York	620	11,493,290	5.8
North Carolina	242	5,362,220	2.7
North Dakota	5	282,609	0.1
Ohio	56	1,747,525	0.9
Oklahoma	133	2,799,671	1.4
Oregon	93	1,668,872	0.8
Pennsylvania	257	4,990,120	2.5
Rhode Island	21	336,635	0.2
South Carolina	125	3,503,485	1.8
South Dakota	10	170,264	0.1
Tennessee	125	3,508,501	1.8
Texas	768	17,553,272	8.8
Utah	34	851,193	0.4
Vermont	19	553,161	0.3
Virginia	243	5,336,736	2.7
Washington	198	3,529,480	1.8
West Virginia	48	1,190,206	0.6
Wisconsin	68	1,426,313	0.7
Wyoming	2	19,600	*
Other	67	2,209,582	1.1
Total	8,667	$198,490,896	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

2003-7

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

2003-7

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT
TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	4,239	$70,998,038	35.8%
Other Repayment Options(1)	2,800	53,938,650	27.2
Income-driven Repayment(2)	1,628	73,554,208	37.1
Total	8,667	$198,490,896	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.

(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 24 loans with an aggregate outstanding principal balance of $926,702 currently in an interest-only period.  These interest-only loans represent approximately 0.5% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN
TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	4,335	$81,401,644	41.0%
Unsubsidized	4,332	117,089,252	59.0
Total	8,667	$198,490,896	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DATE OF DISBURSEMENT AS OF
THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	21	$1,746,327	0.9%
October 1, 1993 through June 30, 2006	8,646	196,744,569	99.1
July 1, 2006 and later	0	0	0.0
Total	8,667	$198,490,896	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

2003-7

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY GUARANTY AGENCY AS OF
THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	186	$2,757,118	1.4%
College Assist	2	184,390	0.1
Educational Credit Management Corporation	524	11,566,415	5.8
Great Lakes Higher Education Corporation	6,058	147,878,077	74.5
Kentucky Higher Educ. Asst. Auth.	266	5,323,510	2.7
Michigan Guaranty Agency	80	1,458,744	0.7
Oklahoma Guaranteed Stud Loan Prog	106	2,049,302	1.0
Pennsylvania Higher Education Assistance Agency	394	7,908,122	4.0
Texas Guaranteed Student Loan Corp	1,051	19,365,219	9.8
Total	8,667	$198,490,896	100.0%

2003-7